Exhibit 10.2

Execution Version

FIRST AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “ Amendment”), effective as of the 17th day of May, 2019 (the “Effective Date”), is entered into by and among MAGELLAN MIDSTREAM PARTNERS, L.P., a Delaware limited partnership (the “Borrower”), the Lenders (as hereinafter defined) party hereto and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (the “Administrative Agent”).

RECITALS

WHEREAS, the Borrower, the lenders party thereto (the “Lenders”) and the Administrative Agent entered into that certain Second Amended and Restated Credit Agreement dated as of October 26, 2017 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders amend certain provisions of the Credit Agreement; and

WHEREAS, said parties are willing to so amend the Credit Agreement subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants set forth in this Amendment, the Borrower, the Lenders and the Administrative Agent agree as follows:

1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein have the meanings assigned to them in the Credit Agreement.

2. Amendment to Section 1.01.

(a) Section 1.01 of the Credit Agreement is hereby amended to restate the pricing grid contained in the definition of “Applicable Rate” in its entirety as follows:

Index Debt Ratings	ABR Spread	Eurodollar Spread and LMIR Spread	Commitment Fee Rate
Category 1 ≥ A/A2	0.000%	0.875%	0.075%
Category 2 A-/A3	0.000%	1.000%	0.100%
Category 3 BBB+/Baa1	0.125%	1.125%	0.125%
Category 4 BBB/Baa2	0.250%	1.250%	0.150%
Category 5 ≤ BBB-/Baa3	0.500%	1.500%	0.200%

(b) Section 1.01 of the Credit Agreement is hereby amended to restate the definitions of “Joint Bookrunners and Lead Arrangers” and “Maturity Date” in its entirety as follows:

“Joint Bookrunners and Lead Arrangers” means Wells Fargo Securities, LLC, and JPMorgan Chase Bank, N.A., in their capacity as Joint Bookrunners and Lead Arrangers hereunder.

“Maturity Date” means the earlier of (x) the later of (i) May 17, 2024 and (ii) the then current Extended Maturity Date, if applicable, and (y) the date which is the effective date of any other termination, cancellation or acceleration of all Commitments hereunder in accordance with the terms hereof.

(c) Section 1.01 of the Credit Agreement is hereby amended to add the following new definitions in proper alphabetical order:

“364-Day Credit Agreement” means that certain 364-Day Credit Agreement dated as of May 17, 2019, among the Borrower, Wells Fargo Bank, National Association, as administrative agent and the lenders party thereto, together with any and all amendments and supplements thereto.

“Beneficial Ownership Certification ” means a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation.

“Beneficial Ownership Regulation” means 31 CFR § 1010.230.

“First Amendment Effective Date” means May 17, 2019.

“Replacement Rate” has the meaning assigned to such term in Section 2.13(b).

3. Amendment to Section 1.04. Section 1.04 of the Credit Agreement is hereby amended to delete the last sentence and add the following sentence to the end of said Section:

“Notwithstanding anything to the contrary contained herein, any lease that would have been characterized as an operating lease in accordance with GAAP prior to the date of the Borrower’s adoption of ASC 842 (whether or not such lease was in effect on such date) shall not be treated as a Capital Lease, and any such lease shall be, for all purposes of this Agreement, treated as though it were reflected on the Borrower’s financial statements in the same manner as an operating lease would have been reflected prior to Borrower’s adoption of ASC 842.”

4. Amendment to Article I. Article I of the Credit Agreement is hereby amended to add the following Section 1.05 to the Credit Agreement immediately following Section 1.04:

“Section 1.05. Divisions. For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its Equity Interests at such time.”

5. Amendment to Section 2.05(b)(ii). Section 2.05(b)(ii) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(ii) the aggregate LC Exposure shall not exceed $173,333,333.32”

6. Amendment to Section 2.13. Section 2.13 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Section 2.13. Alternative Rate of Interest. (a) If prior to the commencement of any Interest Period for a Eurodollar Borrowing:

(i) the Administrative Agent determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the Adjusted LIBO Rate or the LIBO Rate, as applicable, for such Interest Period; or

(ii) the Administrative Agent is advised by the Required Lenders that the Adjusted LIBO Rate or the LIBO Rate, as applicable, for such Interest Period will not adequately and fairly reflect the cost to such Lenders (or Lender) of making or maintaining their Loans (or its Loan) included in such Borrowing for such Interest Period;

then the Administrative Agent shall give notice thereof to the Borrower and the Lenders by telephone, e-mail or facsimile as promptly as practicable thereafter and, until the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist, (i) any Interest Election Request that requests the conversion of any Revolving Borrowing to, or continuation of any Revolving Borrowing as, a Eurodollar Borrowing shall be ineffective, and (ii) if any Borrowing Request requests a Eurodollar Revolving Borrowing, such Borrowing shall be made as an ABR Borrowing; provided that if the circumstances giving rise to such notice affect only one Type of Borrowings, then the other Type of Borrowings shall be permitted.

(b) Notwithstanding anything to the contrary in Section 2.13(a) above, if the Administrative Agent has made the determination (such determination to be conclusive absent manifest error) that (i) the circumstances described in Section 2.13(a)(i) or (a)(ii) have arisen and that such circumstances are unlikely to be temporary, (ii) any applicable interest rate specified herein is no longer a widely recognized benchmark rate for newly originated loans in the U.S. syndicated loan market in the applicable currency or (iii) the applicable supervisor or administrator (if any) of any applicable interest rate specified herein or any Governmental Authority having, or purporting to have, jurisdiction over the Administrative Agent has made a public statement identifying a specific date after which any applicable interest rate specified herein shall no longer be used for determining interest rates for loans in the U.S. syndicated loan market in the applicable currency, then the Administrative Agent may, to the extent practicable (in consultation with the Borrower and as determined by the Administrative Agent to be generally in accordance with similar situations in other transactions in which it is serving as administrative agent or otherwise consistent with market practice generally), establish a replacement interest rate (the

“Replacement Rate”), in which case, the Replacement Rate shall, subject to the next two sentences, replace such applicable interest rate for all purposes under the Loan Documents unless and until (A) an event described in Section 2.13(a)(i), (a)(ii), (b)(i), (b)(ii) or (b)(iii) occurs with respect to the Replacement Rate or (B) the Required Lenders (directly, or through the Administrative Agent) notify the Borrower that the Replacement Rate does not adequately and fairly reflect the cost to the Lenders of funding the Loans bearing interest at the Replacement Rate; provided that, if such Replacement Rate of interest as so determined would be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement. In connection with the establishment and application of the Replacement Rate, this Agreement and the other Loan Documents shall be amended solely with the consent of the Administrative Agent and the Borrower, as may be necessary or appropriate, in the opinion of the Administrative Agent, to effect the provisions of this Section 2.13. Notwithstanding anything to the contrary in this Agreement or the other Loan Documents (including, without limitation, Section 9.02), such amendment shall become effective without any further action or consent of any other party to this Agreement so long as the Administrative Agent shall not have received, within five (5) Business Days of the delivery of such amendment to the Lenders, written notices from such Lenders that in the aggregate constitute Required Lenders, with each such notice stating that such Lender objects to such amendment (which such notice shall note with specificity the particular provisions of the amendment to which such Lender objects). To the extent the Replacement Rate is approved by the Administrative Agent in connection with this clause (b), the Replacement Rate shall be applied in a manner consistent with market practice; provided that, in each case, to the extent such market practice is not administratively feasible for the Administrative Agent, such Replacement Rate shall be applied as otherwise reasonably determined by the Administrative Agent (it being understood that any such modification by the Administrative Agent shall not require the consent of, or consultation with, any of the Lenders).”

7. Amendment to Section 3.10. Section 3.10 of the Credit Agreement is hereby amended to add the following sentence immediately following the last sentence of said Section 3.10:

“As of the First Amendment Effective Date, all of the information included in the Beneficial Ownership Certification is true and correct in all material respects.”

8. Amendment to Section 5.01. Section 5.01 of the Credit Agreement is hereby amended to (a) delete the word “and” at the end of clause (f) thereof, (b) delete the period at the end of clause (g) thereof and substitute in its place a semicolon, (c) delete clause (d) and substitute in its place the following “[reserved];” and (d) add the following new clause (h) at the end of said Section 5.01:

“(h) promptly upon the request thereof, information and documentation reasonably requested by the Administrative Agent or any Lender for purposes of compliance with applicable “know your customer” and anti-money laundering rules and regulations, including the PATRIOT Act and the Beneficial Ownership Regulation.”

9. Amendment to Section 6.01. Section 6.01 of the Credit Agreement is hereby amended to (a) delete the word “and” at the end of clause (i) thereof, (b) delete the period at the end of clause (j) and substitute in its place the following “; and”, and (c) add the following new clause (k) at the end of said Section 6.01:

“(k) Indebtedness arising under the 364-Day Credit Agreement.”

10. Amendment to Article VII. Article VII of the Credit Agreement is hereby amended as follows (a) delete the word “or” at the end of clause (l) thereof, (b) add the word “or” at the end of clause (m) thereof, and (c) add the following new clause (n):

“(n) an “Event of Default” (as defined in the 364-Day Credit Agreement) shall occur and be continuing.”

11. Amendment to Schedule 2.01. Schedule 2.01 of the Credit Agreement is hereby deleted in its entirety and the attached Schedule 2.01 is hereby substituted therefor.

12. Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and the Lenders that (a) this Amendment has been duly executed and delivered on behalf of each of the Borrower, (b) this Amendment constitutes a valid and legally binding agreement enforceable against the Borrower in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law, (c) the representations and warranties contained in the Credit Agreement and the Loan Documents are true and correct on and as of the date hereof in all material respects as though made as of the date hereof (except for any such representation and warranty that by its terms is made only as of an earlier date, which representation and warranty shall remain true and correct as of such earlier date); provided, that each of the aforementioned materiality qualifiers shall not apply to the extent any representations and warranties contain a materiality qualifier within such representation and warranty, (d) no Default or Event of Default exists under the Credit Agreement or under any Loan Document and (e) the execution, delivery and performance of this Amendment has been duly authorized by the Borrower.

13. Conditions to Effectiveness. This Amendment shall be effective on the Effective Date upon satisfaction of the following conditions:

(a) no Default or Event of Default shall exist;

(b) no Material Adverse Change shall have occurred since December 31, 2018;

(c) receipt by the Administrative Agent of counterparts of this Amendment executed by the Borrower and the Lenders;

(d) receipt by the Administrative Agent and the Lenders (at least seven (7) days prior to the Effective Date or such later as the Administrative Agent shall determine in its reasonably discretion) of all documentation and other information required by any Governmental Authority with respect to the Borrower under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the PATRIOT Act and, if applicable, a

Beneficial Ownership Certification in relation to the Borrower, which such certification shall be in a form satisfactory to the Administrative Agent and the Lenders; provided that such documentation and other information has been reasonably requested by the Administrative Agent a reasonable period in advance of the date that is seven (7) days prior to the Effective Date (including, if applicable, a completed Beneficial Ownership Certificate); and

(e) payment of all reasonable fees, charges and disbursements of counsel to the Administrative Agent (directly to such counsel if requested by the Administrative Agent) to the extent invoiced at least two Business Days prior to the Effective Date.

14. Counterparts. This Amendment may be signed in any number of counterparts, which may be delivered in original, electronic or facsimile form each of which shall be construed as an original, but all of which together shall constitute one and the same instrument.

15. Governing Law. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.

16. Final Agreement of the Parties. Any previous agreement among the parties with respect to the subject matter hereof is superseded by the Credit Agreement, as modified by this Amendment. Nothing in this Amendment, express or implied is intended to confer upon any party other than the parties hereto any rights, remedies, obligations or liabilities under or by reason of this Amendment.

17. Amendment is a Loan Document; References to Credit Agreement. This Amendment is a Loan Document, as defined in the Credit Agreement. All references in the Credit Agreement to “this Agreement” shall mean the Credit Agreement as amended by this Amendment.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the Effective Date.

BORROWER:

MAGELLAN MIDSTREAM PARTNERS, L.P., a Delaware limited partnership

By:	Magellan GP, LLC,
a Delaware limited liability company

	By:	/s/ Jeff Holman
Name: Jeff Holman
Title: Senior Vice President, Chief Financial Officer and Treasuer

Signature Page to First Amendment to Second Amended and Restated Credit Agreement

ADMINISTRATIVE AGENT,	WELLS FARGO BANK, NATIONAL
ISSUING BANK, SWINGLINE	ASSOCIATION
LENDER AND LENDER:
	By:	/s/ Nathan Starr
	Name:	Nathan Starr
	Title:	Director

Signature Page to First Amendment to Second Amended and Restated Credit Agreement

SYNDICATION AGENT, ISSUING	JPMORGAN CHASE BANK, N.A.
BANK AND LENDER:

	By:	/s/ Anca Loghin
	Name:	Anca Loghin
	Title:	Authorized Officer

Signature Page to First Amendment to Second Amended and Restated Credit Agreement

LENDER:	BARCLAYS BANK PLC

	By:	/s/ Sydney G. Dennis
	Name:	Sydney G. Dennis
	Title:	Director

Signature Page to First Amendment to Second Amended and Restated Credit Agreement

LENDER:	MIZUHO BANK, LTD.

	By:	/s/ Donna DeMagistris
	Name:	Donna DeMagistris
	Title:	Authorized Signatory

Signature Page to First Amendment to Second Amended and Restated Credit Agreement

LENDER:	PNC BANK, NATIONAL ASSOCIATION

	By:	/s/ Daniel Scherling
	Name:	Daniel Scherling
	Title:	Assistant Vice President

Signature Page to First Amendment to Second Amended and Restated Credit Agreement

LENDER:	ROYAL BANK OF CANADA

	By:	/s/ Jason York
	Name:	Jason York
	Title:	Authorized Signatory

Signature Page to First Amendment to Second Amended and Restated Credit Agreement

LENDER:	SUMITOMO MITSUI BANKING
CORPORATION

	By:	/s/ Richard Eisenberg
	Name:	Richard Eisenberg
	Title:	Managing Director

Signature Page to First Amendment to Second Amended and Restated Credit Agreement

LENDER:	SUNTRUST BANK

	By:	/s/ Benjamin L. Brown
	Name:	Benjamin L. Brown
	Title:	Director

Signature Page to First Amendment to Second Amended and Restated Credit Agreement

LENDER:	THE TORONTO-DOMINION BANK, NEW YORK BRANCH

	By:	/s/ Peter Kuo
	Name:	Peter Kuo
	Title:	Authorized Signatory

Signature Page to First Amendment to Second Amended and Restated Credit Agreement

LENDER:	U.S. BANK NATIONAL ASSOCIATION

	By:	/s/ Mark Salierno
	Name:	Mark Salierno
	Title:	Vice President

Signature Page to First Amendment to Second Amended and Restated Credit Agreement

SCHEDULE 2.01

COMMITMENTS

Lender	Commitment
Wells Fargo Bank, National Association	$113,333,333.32
JPMorgan Chase Bank, N.A.	$113,333,333.32
Barclays Bank PLC	$96,666,666.67
Mizuho Bank, Ltd.	$96,666,666.67
PNC Bank, National Association	$96,666,666.67
Royal Bank of Canada	$96,666,666.67
Sumitomo Mitsui Banking Corporation	$96,666,666.67
SunTrust Bank	$96,666,666.67
The Toronto-Dominion Bank, New York Branch	$96,666,666.67
U.S. Bank National Association	$96,666,666.67

TOTAL	$1,000,000,000.00

LETTER OF CREDIT COMMITMENTS

Issuing Bank	Letter of Credit Commitment
Wells Fargo Bank, National Association	$113,333,333.32
JPMorgan Chase Bank, N.A.	$60,000,000.00

TOTAL	$173,333,333.32

SWINGLINE COMMITMENTS

Swingline Lender	Swingline Commitment
Wells Fargo Bank, National Association	$100,000,000.00

TOTAL	$100,000,000.00

Schedule 2.01